UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 14, 2004

FAIR ISAAC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-16439	94-1499887

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 Marquette Avenue, Suite 3200
Minneapolis, Minnesota		55402-3232

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code		612-758-5200

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01.      Changes in Registrant’s Certifying Accountant.

     On November 14, 2004, Fair Isaac Corporation (the “Company”) dismissed KPMG LLP (“KPMG”) as the Company’s independent accountants and appointed Deloitte & Touche LLP (“Deloitte & Touche”) as the Company’s new independent accountants. The Company’s Audit Committee approved the dismissal of KPMG and the engagement of Deloitte & Touche as the Company’s independent accountants at its meeting on November 14, 2004. KPMG will continue as the Company’s independent accountants through the completion of its audit of the Company’s consolidated financial statements as of and for the year ended September 30, 2004, and the issuance of their audit report thereon. This action effectively dismissed KPMG as the Company’s independent accountants for the fiscal year that commenced on October 1, 2004.

     The reports of KPMG on the Company’s consolidated financial statements for the fiscal years ended September 30, 2003 and 2002, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that 1) the report on the Company’s consolidated financial statements for the fiscal year ended September 30, 2003, made reference to the Company’s change in its method of accounting for goodwill and 2) the report on the Company’s consolidated financial statements for the fiscal year ended September 30, 2002, made reference to the Company’s change in its method of accounting for business combinations and goodwill.

     In connection with its audits of the Company’s consolidated financial statements for the fiscal years ended September 30, 2003 and 2002, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused it to make reference thereto in its reports on the Company’s consolidated financial statements as of and for the fiscal years ended September 30, 2003 and 2002.

     For the fiscal year ended September 30, 2004 and through the date of this Form 8-K, there have been no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

     None of the reportable events described in Item 304(a)(1)(v) of Regulation S-K occurred during the fiscal years ended September 30, 2003 and September 30, 2002, and through the date of this Form 8-K.

     During the fiscal years ended September 30, 2003 and September 30, 2002, and through the date of this Form 8-K, the Company did not consult with Deloitte & Touche regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

     The Company has provided a copy of the above disclosures to KPMG. Attached as Exhibit 16.1 is a copy of KPMG’s letter dated November 17, 2004.

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Item 9.01.      Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
16.1	Letter from KPMG LLP to the Securities and Exchange Commission dated November 17, 2004.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FAIR ISAAC CORPORATION
By /s/ Charles M. Osborne
Charles M. Osborne
November 17, 2004	Vice President and Chief Financial Officer Date:

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EXHIBIT INDEX

Exhibit No.	Description	Manner of Filing
16.1	Letter from KPMG LLP to the Securities and Exchange Commission dated November 17, 2004.	Filed Electronically

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